Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

January 30, 2025

Morgan Stanley ETF Trust

Supplement dated January 30, 2025 to the Morgan Stanley ETF Trust Summary Prospectus, Prospectus and Statement of Additional Information dated January 28, 2025

Eaton Vance Floating-Rate ETF (the "Fund")

Effective immediately, Ralph Hinckley, Jake Lemle and Brandon Matsui will continue to serve as portfolio managers of the Fund. All references to other portfolio managers of the Fund are removed from the Fund's Summary Prospectus, Prospectus and Statement of Additional Information.

Please retain this supplement for future reference.

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